FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 9, 2002

(Date of earliest even reported)

HOUSEHOLD INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization	1-8198 (Commission File Number)	36-3121988 (I.R.S. Employee Identification No.)

2700 Sanders Road
Prospect Heights, Illinois 60070
(Address of principal executive officers)

Registrant's telephone number, including area code: 847- 564- 5000

Item 9. Regulation FD Disclosure

On April 9, 2002, Household International, Inc. ("Household") held its annual Financial Relations Conference that was simultaneously webcast through the Household website (www.household.com). The slide presentation made by representatives at this conference is included in this Form 8K as Exhibit 99 and is being furnished in accordance with Regulation FD of the Securities and Exchange Commission.

The presentation includes information that constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and as such will involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Household, or its subsidiaries, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on information, which is available to Household on the date they are made, and therefore they express Household's current views and current assumptions that may change. For a list of important factors that could affect Household's actual results or could cause such results to vary materially from those expressed in the information furnished with this filing on Form 8-K, please see Household's Form 10K for the year ended December 31, 2001 which was filed on March 13, 2002 with the Securities and Exchange Commission.

Item 7. Exhibits
No.	Description
99	Slide Presentations of various executives of Household International, Inc. made on April 9, 2002.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOUSEHOLD INTERNATIONAL, INC. (Registrant)

By: /s/ John W. Blenke
John W. Blenke Vice President and Assistant Secretary
Dated: April 9, 2002

Exhibit Index
Exhibits
No.	Description

99	Slide Presentations of various executives of Household International, Inc. made on April 9, 2002.